UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

EVgo Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! EVgo INC. 11835 WEST OLYMPIC BLVD. STE 900E LOS ANGELES, CA 90064 EVgo INC. 2023 Annual Meeting Vote by May 16, 2023 11:59 PM ET You invested in EVgo INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 17, 2023. Vote Virtually at the Meeting* May 17, 2023 11:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/EVGO2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V05271-P85959 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V05272-P85959 1. Election of Directors Nominees: For All 2. The ratification of the appointment of KPMG LLP as EVgo INC.’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. Approval of the amendment to EVgo INC.’s Second Amended and Restated Certificate of Incorporation to limit the personal liability of certain of its officers as permitted by recent amendments to the General Corporation Law of the State of Delaware. NOTE: In their discretion, to vote on such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof. For For 01) Darpan Kapadia 02) Jonathan Seelig 03) Paul Segal